Exhibit 10.1

INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT NO. 2

Dated as of August 28, 2026

among

PRIME SECURITY SERVICES HOLDINGS, LLC,
as Holdings,
PRIME SECURITY SERVICES BORROWER, LLC
and

THE ADT SECURITY CORPORATION,
as Borrowers,

THE SUBSIDIARY LOAN PARTIES PARTY HERETO,

THE LENDER PARTY HERETO

and

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Administrative Agent

INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT NO. 2

This INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT NO. 2 (this “Agreement”), dated as of August 28, 2026, is made by and among Prime Security Services Holdings, LLC, a Delaware limited liability company (“Holdings”), Prime Security Services Borrower, LLC, a Delaware limited liability company (the “Borrower”), The ADT Security Corporation, a Delaware corporation (“ADTSC” or the “Co-Borrower” and, together with the Borrower, the “Borrowers”), each “Subsidiary Loan Party” listed on the signature pages hereto (each, a “Subsidiary Loan Party” and, collectively, jointly and severally, the “Subsidiary Loan Parties”), Fifth Third Bank, National Association, as Administrative Agent under the Existing Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”), and the Lender party hereto.
PRELIMINARY STATEMENTS:
(1) Holdings, the Borrower, ADTSC, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Term Loan Credit Agreement, dated as of October 28, 2025 (as amended by that certain Incremental Assumption and Amendment Agreement No. 1, dated as of May 27, 2026, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).
(2)    The Borrowers have requested that the August 2026 Incremental Term A Lender (as defined below) provide, pursuant to Section 2.21(a) of the Existing Credit Agreement, August 2026 Incremental Term A Loans (as defined below) in an aggregate principal amount of $100,000,000, the proceeds of which will be used by the Borrowers for general corporate purposes (including, without limitation, for Permitted Business Acquisitions, Investments, New Projects and Capital Expenditures) and to pay fees and expenses in connection with the incurrence of the August 2026 Incremental Term A Loans.
(3)    The August 2026 Incremental Term A Lender will make August 2026 Incremental Term A Loans on the August 2026 Effective Date (as defined below) to the Borrowers on the terms and conditions set forth herein in an aggregate principal amount equal to its August 2026 Incremental Term A Loan Commitment (as defined below).
NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement. In addition, as used in this Agreement, the following terms have the meanings specified:

“August 2026 Incremental Term A Lender” shall mean the Lender with an August 2026 Incremental Term A Loan Commitment.

“August 2026 Incremental Term A Loan Commitment” shall mean the commitment of the August 2026 Incremental Term A Lender to make August 2026 Incremental Term A Loans to the Borrowers on the August 2026 Effective Date. The amount of the August 2026 Incremental Term A Lender’s August 2026 Incremental Term A Loan Commitment as of the August 2026 Effective Date is set forth on Schedule 1 hereto. The aggregate amount of the August 2026 Incremental Term A Loan Commitments as of the August 2026 Effective Date is $100,000,000.
“August 2026 Incremental Term A Loans” shall mean the Loans made pursuant to Section 2 of this Agreement.

“Existing Term A Loans” shall mean Term A Loans outstanding under the Existing Credit Agreement immediately prior to the August 2026 Effective Date.

SECTION 2.    August 2026 Incremental Term A Loan Commitments; August 2026 Incremental Term A Loans.

(a)On the August 2026 Effective Date, the August 2026 Incremental Term A Lender agrees to make August 2026 Incremental Term A Loans to the Borrowers in a principal amount not to exceed the August 2026 Incremental Term A Lender’s August 2026 Incremental Term A Loan Commitment, with such August 2026 Incremental Term A Loans having terms identical to the Existing Term A Loans. Unless previously terminated, the August 2026 Incremental Term A Loan Commitments shall terminate at 11:59 p.m., New York City time, on the August 2026 Effective Date. From and after the August 2026 Effective Date, the August 2026 Incremental Term A Loans shall be one Class with, and increase the outstanding principal amount of, the Existing Term A Loans, and shall amortize on each Term A Loan Installment Date at the same effective rate as the Existing Term A Loans pursuant to Section 2.10(a)(i) of the Existing Credit Agreement.
(b)In accordance with Section 9.08(e) of the Existing Credit Agreement, from and after the August 2026 Effective Date, the Existing Credit Agreement may be amended with the consent of the Borrower and the Administrative Agent (but without the consent of any Lender) to the extent necessary to reflect the existence and terms of the August 2026 Incremental Term A Loans.
SECTION 3.    Requests for August 2026 Incremental Term A Loans. To request a Borrowing of August 2026 Incremental Term A Loans on the August 2026 Effective Date, the Borrowers shall notify the Administrative Agent of such request in writing not later than 1:00 p.m., New York City time, one Business Day prior to the August 2026 Effective Date (or such later time as the Administrative Agent may agree).

SECTION 4.    Representations of the Loan Parties. Each Loan Party represents and warrants to the other parties hereto that, as of the August 2026 Effective Date:

(a) this Agreement has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’

rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

(b) the representations and warranties of such Loan Party contained in the Loan Documents are true and correct in all material respects on and as of the August 2026 Effective Date, in each case, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date);

(c) the execution, delivery and performance by each Loan Party of this Agreement will not (i) violate (A) any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of such Loan Party, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to such Loan Party or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Loan Party is a party or by which such Loan Party or any of its property is or may be bound, (ii) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or this clause (ii) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to (x) any property or assets now owned or hereafter acquired by such Loan Party (other than Holdings), other than the Liens created by the Loan Documents and Permitted Liens, or (y) any Equity Interests of the Borrower now owned or hereafter acquired by Holdings, other than Liens created by the Loan Documents or Liens permitted by Article VIA of the Existing Credit Agreement; and

(d) at the time of and immediately after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing under the Existing Credit Agreement or shall result from this Agreement or the incurrence of the August 2026 Incremental Term A Loans or the application of the proceeds therefrom.

SECTION 5.    Conditions of Lending. The obligations of the the August 2026 Incremental Term A Lender to make August 2026 Incremental Term A Loans on the August 2026 Effective Date are subject (prior to, at the time of or substantially concurrently with the making of the August 2026 Incremental Term A Loans) to the satisfaction (or waiver by the August 2026 Incremental Term A Lender) of the following conditions (the date of such satisfaction or waiver, the “August 2026 Effective Date”):

(a)The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrowers, the Subsidiary Loan Parties and the August 2026 Incremental

Term A Lender either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.
(b)The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or Responsible Officer of each Loan Party dated the August 2026 Effective Date:
(i)either (x) attaching a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization or (y) certifying that there have been no changes to the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents of such Loan Party since the Closing Date;
(ii)attaching a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official);
(iii)either (x) certifying that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the August 2026 Effective Date and at all times since a date prior to the date of the resolutions described in clause (iv) below or (y) certifying that there have been no changes to the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party since the Closing Date;
(iv)certifying that attached thereto is a true and complete copy of resolutions duly adopted by the executive committee of the board of managers or Board of Directors (or equivalent governing body), as applicable, of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents executed in connection with this Agreement to which such Loan Party is a party and, in the case of the Borrowers, the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the August 2026 Effective Date;
(v)either (x) certifying as to the incumbency and specimen signature of each officer executing any Loan Document executed in connection with this Agreement on behalf of such Loan Party or (y) certifying that there have been no changes to the incumbency and specimen signature of each officer executing any Loan Document executed in connection with this Agreement on behalf of such Loan Party since the Closing Date; and
(vi)certifying as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.
(c)The Administrative Agent shall have received, on behalf of itself and the August 2026 Incremental Term A Lender, a written opinion of Paul, Weiss, Rifkind,

Wharton & Garrison LLP (A) dated the August 2026 Effective Date, (B) addressed to the Administrative Agent and the August 2026 Incremental Term A Lender on the August 2026 Effective Date and (C) in form and substance reasonably satisfactory to the Administrative Agent covering such matters relating to this Agreement as the Administrative Agent shall reasonably request.
(d)The Administrative Agent shall have received all fees payable thereto on or prior to the August 2026 Effective Date and, to the extent invoiced at least three Business Days prior to the August 2026 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the August 2026 Effective Date (which amounts may be offset against the proceeds of the August 2026 Incremental Term A Loans made hereunder).
(e)The Borrower shall have delivered to the Administrative Agent a certificate from a Responsible Officer of the Borrower, dated as of the August 2026 Effective Date, to the effect set forth in Sections 4(b) and 4(d) of this Agreement.
(f)The Borrower shall have delivered to the Administrative Agent a solvency certificate substantially in the form of the solvency certificate delivered on the Closing Date (as modified so that such certification shall be made on the August 2026 Effective Date after giving effect to the incurrence of the August 2026 Incremental Term A Loans).
(g)The Administrative Agent shall have received on or prior to the August 2026 Effective Date (a) all documentation and other information required by Section 3.25(a) of the Existing Credit Agreement and (b) if the Borrower or the Co-Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a certification regarding beneficial ownership, in each case, to the extent requested by the Administrative Agent not less than ten Business Days prior to the August 2026 Effective Date.
(h)The Borrowers shall have delivered to the Administrative Agent a Borrowing Request in respect of the August 2026 Incremental Term A Loans no later than 1:00 p.m., New York City time, one Business Day prior to the August 2026 Effective Date (or such later time as the Administrative Agent may agree).
For purposes of determining compliance with the conditions specified in this Section 5, the August 2026 Incremental Term A Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the August 2026 Incremental Term A Lender unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from the August 2026 Incremental Term A Lender prior to the August 2026 Effective Date specifying its objection thereto and the August 2026 Incremental Term A Lender shall not have made available the August 2026 Incremental Term A Loans to the Borrowers.  No representations or warranties under the Loan Documents will be deemed made on the August 2026 Effective Date other than those referred to in paragraph (e) above.

SECTION 6.    Consent and Affirmation of the Loan Parties. Each of (a) the Subsidiary Loan Parties, in its capacity as a guarantor under the Subsidiary Guarantee Agreement, a pledgor under the Collateral Agreement and each other Security Document to which such Subsidiary Loan Party is a party and as a Loan Party under each other Loan Document to which such Subsidiary Loan Party is a party, (b) Holdings, in its capacity as guarantor and pledgor under the Holdings Guarantee and Pledge Agreement and as a Loan Party under each other Loan Document to which Holdings is a party and (c) the Borrower and the Co-Borrower, each in its capacity as a pledgor under the Collateral Agreement and each other Security Document to which the Borrower and the Co-Borrower, as applicable, is a party and as a Loan Party under each other Loan Document to which the Borrower and the Co-Borrower, as applicable, is a party, hereby (i) consents to the execution, delivery and performance of this Agreement and agrees that each of the Subsidiary Guarantee Agreement, the Collateral Agreement, the Holdings Guarantee and Pledge Agreement, the other Security Documents and the other Loan Documents, in each case, to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the August 2026 Effective Date, except that, on and after the August 2026 Effective Date, each reference to “Credit Agreement”, “Term Loan Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Existing Credit Agreement as amended by this Agreement, (ii) ratifies and confirms that the Security Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations and (iii) ratifies and confirms that, with respect to each Subsidiary Loan Party, the Subsidiary Guarantee Agreement, and with respect to Holdings, the Holdings Guarantee and Pledge Agreement, and all of the obligations described therein do, and shall continue to, guarantee the payment of all of the Obligations.

SECTION 7.    Reference to and Effect on the Loan Documents.

(a) On and after the August 2026 Effective Date, each reference in the Existing Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “Term Loan Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Existing Credit Agreement as amended by this Agreement. From and after the August 2026 Effective Date, this Agreement shall be a Loan Document under the Existing Credit Agreement.

(b) The Security Documents and each other Loan Document, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing Credit Agreement as amended by this Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the

Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Agreement shall constitute an “Incremental Assumption Agreement”, the August 2026 Incremental Term A Lender shall constitute an “Incremental Term Lender” and “Lender”, the August 2026 Incremental Term A Loans shall constitute “Incremental Term Loans”, “Term A Loans”, “Term Loans” and “Loans”, and the August 2026 Incremental Term A Loan Commitments shall constitute “Incremental Term Loan Commitments”, “Term Facility Commitments” and “Commitments”, in each case, for all purposes of the Existing Credit Agreement and the other Loan Documents, in each case, as amended by this Agreement.

(e) This Agreement shall constitute notice to the Administrative Agent required under Section 2.21(a) of the Existing Credit Agreement and the Administrative Agent acknowledges and agrees that such notice period is satisfactory.

SECTION 8.    Execution in Counterparts; Electronic Signature. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the delivery of an executed counterpart of a signature page of this Agreement or any amendment or modification hereof by any such means (including “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 9.    Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrowers, the Administrative Agent and the August 2026 Incremental Term A Lender. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.    Governing Law; Etc.

(a)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 11.    No Novation. This Agreement hall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any other Loan Document or discharge or release any Lien or priority of or under any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

SECTION 12.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Existing Credit Agreement.

SECTION 13.    Certain Tax Matters. For the avoidance of doubt, the parties intend to treat all Existing Term A Loans and August 2026 Incremental Term A Loans as a single fungible tranche of indebtedness for U.S. federal income tax purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOLDINGS:

PRIME SECURITY SERVICES HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Deepika Yelamanchi
Name: Deepika Yelamanchi
Title: Senior Vice President and Treasurer
BORROWERS:
PRIME SECURITY SERVICES BORROWER, LLC, a Delaware limited liability company

By: /s/ Deepika Yelamanchi
Name: Deepika Yelamanchi
Title: Senior Vice President and Treasurer

THE ADT SECURITY CORPORATION, a Delaware corporation

By: /s/ Deepika Yelamanchi
Name: Deepika Yelamanchi
Title: Senior Vice President and Treasurer
[Signature Page to Incremental Assumption and Amendment Agreement No. 2]

SUBSIDIARY LOAN PARTIES

ADT LLC ADT INNOVATION LLC ADT SOLAR LLC BUILDPRO, L.L.C. COMPASS SOLAR GROUP, LLC ENERGYPRO LLC I-VIEW NOW LLC PRIME FINANCE INC. SECURITY MONITORING SERVICES, INC.

By: /s/ Deepika Yelamanchi
Name: Deepika Yelamanchi
Title: Senior Vice President and Treasurer

    [Signature Page to Incremental Assumption and Amendment Agreement No. 2]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Nate Evett
Name: Nate Evett
Title: Director
    [Signature Page to Incremental Assumption and Amendment Agreement No. 2]

BANK OF AMERICA, N.A., as the August 2026 Incremental Term A Lender

By: /s/ Kevin O’Sullivan
Name: Kevin O’Sullivan
Title: Vice President

    [Signature Page to Incremental Assumption and Amendment Agreement No. 2]

SCHEDULE 1
August 2026 Incremental Term A Loan Commitments

August 2026 Incremental Term A Lender	August 2026 Incremental Term A Loan Commitment
Bank of America, N.A.	$100,000,000
Total:	$100,000,000